UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2010

PULASKI FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Missouri	0-24571	43-1816913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12300 Olive Boulevard, St. Louis, Missouri 63141
(Address of principal executive offices) (Zip Code)

(314) 878-2210
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On March 25, 2010, Pulaski Financial Corp. (the “Company”), the holding company for Pulaski Bank, announced that its Board of Directors declared a quarterly cash dividend of $0.095 per share.  The cash dividend will be paid on April 15, 2010 to shareholders of record at the close of business on April 5, 2010.  For more information, reference is made to the Company’s press release dated March 25, 2009, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01   Financial Statements and Exhibits.

(d)        Exhibits

        Number           Description

              99.1              Press Release dated March 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date March 29, 2010	By:	/s/ Paul J. Milano
Name Paul J. Milano
Title Chief Financial Officer